UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------

       Date of Report (Date of earliest event reported): December 16, 2005

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-15345                  25-1391475
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

           2441 Viscount Row                                        32809
            Orlando, Florida                                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3.  Securities and Trading Market.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 29, 2005, the Company received a deficiency letter from the American Stock Exchange ("AMEX") advising that, based on its review of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, the Company is not in compliance with AMEX's continued listing requirements. Specifically, the AMEX notice stated that the Company is not in compliance with
(i) Section 1003(a)(i) of the AMEX Company Guide, because the Company's shareholders' equity is less than $2,000,000 and it sustained losses from continuing operations and/or net losses in two out of its three most recent fiscal years; (ii) Section 1003(a)(ii) of the AMEX Company Guide, because the Company's shareholders' equity is less than $4,000,000 and it sustained losses from continuing operations and/or net losses in three out of its four most recent fiscal years; and (iii) Section 1003(a)(iv) of the AMEX Company Guide, because the Company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of AMEX, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

On October 7, 2005, the Company filed an Amended Annual Report on Form 10-K/A for the year ended March 31, 2005 and an Amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2005. Based on the revised financial information, the Company notified AMEX on October 11, 2005 that it is also not in compliance with Section 1003(a)(iii) of the AMEX Company Guide, because the Company's shareholders' equity is less than $6,000,000 and it sustained losses from continuing operations and/or net losses in its five most recent fiscal years.

On October 28, 2005, the Company submitted a plan to AMEX, advising AMEX of actions that it has taken, or will take, that would bring the Company into compliance with Section 1003(a)(i), Section 1003(a)(ii), Section 1003(a)(iii) and Section 1003(a)(iv) of the AMEX Company Guide.

On December 16, 2005, AMEX notified the Company that it accepted the Company's plan to regain compliance and granted the Company an extension until March 29, 2007 to regain compliance with the continued listing standards. The Company will continue to be listed during the extension period. However, the Company will be subject to periodic review by AMEX during the extension period. If the Company does not make progress consistent with the plan during the extension period or is not in compliance with the continued listing standards at the end of the extension period, AMEX staff has advised the Company that it would likely initiate delisting proceedings pursuant to Section 1009 of the AMEX Company Guide.

On December 20, 2005, the Company issued a press release announcing the matters discussed above. The full text of the press release is attached as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

     99.1 Press Release regarding AMEX issued by the Company on December 20, 2005 (Filed herewith).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GALAXY NUTRITIONAL FOODS, INC.

December 20, 2005                            By:     /s/ Michael E. Broll
                                                 -------------------------------

                                             Name:   Michael E. Broll
                                                  ------------------------------

                                             Title:  Chief Executive Officer
                                                   -----------------------------